Investments in Companies Accounted for at Equity (Details) - Schedule of Investment in TSG Equity Method - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Investment in companies accounted for at equity method
Shares	$ 11,291	$ 18,391
Capital note	8,168	9,242
Total	19,459	27,633
Long-term investments and receivables
Dividend preference derivative at fair value through profit or loss	$ 3,000	$ 2,023